                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 21, 2002

                         Commission file number 0-28706

                           FIRST ALLIANCE CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                                         33-0721183
-------------------------------                  -------------------------------
(State or other jurisdiction of                  (I.R.S. Employer Identification
incorporation or organization)                                Number)

      17305 VON KARMAN AVENUE, IRVINE, CALIFORNIA                 92614
    ------------------------------------------------            ----------
        (Address of principal executive offices)                (Zip code)


       Registrant's telephone number, including area code: (949) 224-8500

  (Former name or former address, if changed since last report): Not Applicable


ITEM 9.     REGULATION FD DISCLOSURE

         On August 21, 2002, First Alliance Corporation filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report") with the Securities and Exchange Commission (the "Commission"). In connection with the filing of the Report, we have furnished the certifications of our Chief Executive Officer and Vice President, Controller and Principal Financial Officer to the Commission, to accompany the Report, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these certifications are included as exhibits to this Current Report on Form 8-K.

         These certifications are being furnished herewith solely to accompany the Report, pursuant to 18 U.S.C. 1350, and are not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any of our filings with the Commission, whether filed prior to or after the furnishing of these certifications, regardless of any general or specific incorporation language in any such filing.

Exhibits.

         The following exhibits are furnished as part of this Current Report on Form 8-K:

         99.1 Certification of Chief Executive Officer, pursuant to Section 906, dated August 20, 2002.

         99.2 Certification of Vice President, Controller and Principal Financial Officer, pursuant to Section 906, dated August 20, 2002.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   August 21, 2002                        FIRST ALLIANCE CORPORATION
      --------------------


                                               By: /S/ JOEL BLITZMAN
                                                   -----------------------------
                                                   Joel Blitzman
                                                   Vice President and Controller
                                                   Principal Financial Officer

                                  EXHIBIT INDEX


Exhibit                            Description
-------                            -----------

99.1 Certification of Chief Executive Officer, pursuant to Section 906, dated August 20, 2002

99.2 Certification of Vice President, Controller and Principal Financial Officer, pursuant to Section 906, dated August 20, 2002